Exhibit B

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Franciscus Godts
Director: Franciscus Godts

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Karina Karaivanova
Director: Karina Karaivanova

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Jan Gregor
Director: Jan Gregor

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Julie Sonne
Director: Julie Sonne

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Thomas Westphal
Director: Thomas Westphal

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Ivar Sikk
Director: Ivar Sikk

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Konstantin J. Andreopoulos
Director: Konstantin J. Andreopoulos

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Clara Crespo
Director: Clara Crespo

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Sandrine Gaudin
Director: Sandrine Gaudin

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Vladimira Ivandić
Director: Vladimira Ivandić

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Carlo Monticelli
Director: Carlo Monticelli

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Kyriacos Kakouris
Director: Kyriacos Kakouris

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Armands Eberhards
Director: Armands Eberhards

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Migle Tuskienė
Director: Migle Tuskienė

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Arsène Jacoby
Director: Arsène Jacoby

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Zoltán Urbán
Director: Zoltán Urbán

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Noel Camilleri
Director: Noel Camilleri

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Jan Willem van den Wall Bake
Director: Jan Willem van den Wall Bake

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Wolfgang Nitsche
Director: Wolfgang Nitsche

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Pedro Machado
Director: Pedro Machado

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Enache Jiru
Director: Enache Jiru

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Anton Rop
Director: Anton Rop

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Katarina Kaszasová
Director: Katarina Kaszasová

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Kristina Sarjo
Director: Kristina Sarjo

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Anna Brandt
Director: Anna Brandt

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Peter Curwen
Director: Peter Curwen

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of August, 2014.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Gerassimos Thomas
Director: Gerassimos Thomas